PROSPECTUS

                                                               November 29, 1996


DOMINI SOCIAL EQUITY FUND


    The investment objective of the Domini Social Equity Fund (the "Fund") is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social IndexSM, an index comprised of stocks selected according to social criteria. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini 400 Social IndexSM.


TABLE OF CONTENTS                                                                             PAGE
-----------------------------------------------------------------------------------------     -----
The Fund.................................................................................         2
Expense Summary..........................................................................         3
Financial Highlights.....................................................................         5
Performance Information..................................................................         6
Investment Objective and Policies........................................................         6
Management...............................................................................        12
Purchases and Redemptions of Shares......................................................        14
Tax Matters..............................................................................        17
Other Information Concerning Shares of the Fund..........................................        18
Service Organizations, Transfer Agent and Custodian......................................        22

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    The investment adviser and sponsor of the Portfolio is Kinder, Lydenberg, Domini & Co., Inc. The investment manager of the Portfolio is Mellon Equity Associates. The administrator and distributor of the Fund and the administrator of the Portfolio is Signature Broker-Dealer Services, Inc. INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

    "DominiSM" and "Domini 400 Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.



    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated November 29, 1996, as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor (see back cover for address and phone number).



    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE PORTFOLIO THROUGH THE HUB AND SPOKE-REGISTERED TRADEMARK- MASTER-FEEDER INVESTMENT FUND STRUCTURE. HUB AND SPOKE IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE-REGISTERED TRADEMARK- MASTER-FEEDER INVESTMENT FUND STRUCTURE" HEREIN.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                    THE FUND

    Domini Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989. Although shares of the Fund are sold without a sales load, Signature Broker-Dealer Services, Inc. ("Signature") receives a distribution fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

    Shares of the Fund are sold continuously by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment for an investor investing through an automatic investment plan is $500 and the minimum initial investment for an Individual Retirement Account ("IRA") is $250. An investor should obtain from the Distributor, and should read in conjunction with this prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases and Redemptions of Shares" herein.

    Proceeds from the sale of shares of the Fund are invested in the Portfolio which then purchases securities in accordance with its investment objective and policies. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser") and sponsor (the "Sponsor"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). Signature is the administrator of the Fund (the "Administrator") and of the Portfolio (the "Portfolio Administrator"). The Boards of Trustees of the Fund and of the Portfolio provide broad supervision over the affairs of the Fund and of the Portfolio, respectively. The Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"), are separate and independent from the Independent Trustees of the Portfolio. A majority of the Fund's Trustees are not affiliated with the Adviser or the Manager. For further information about the Trustees of the Fund and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information.

    The Adviser determines the composition of the Domini 400 Social Index (which determines the composition of the Portfolio's securities). The following persons are primarily responsible for the development and maintenance of the Domini 400 Social Index: Steven D. Lydenberg, Director of Research, KLD, since 1990; and Peter D. Kinder, President, KLD, since 1988. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies.

                                EXPENSE SUMMARY
    The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.


SHAREHOLDER TRANSACTION EXPENSES......................................          0%
ANNUAL OPERATING EXPENSES:
    Advisory and Management Fees......................................      0.125%
    12b-1 Fees........................................................      0.250%
    Other Expenses
      -- Administrative Services and Sponsorship Fees.................      0.225%
      -- Other Expense Payment Fees...................................      0.380%
                                                                        ---------
    Total Operating Expenses..........................................      0.980%
                                                                        ---------
                                                                        ---------

EXAMPLE:
    A shareholder of the Fund would pay the following expenses on a
     $1,000 investment in the Fund, assuming (1) 5% annual return and
     (2) redemption at the end of:
       1 year.........................................................  $      10
       3 years........................................................  $      31
       5 years........................................................  $      54
      10 years........................................................  $     120



    The expense information in the expense table provided above has been restated to reflect fees currently in effect. The purpose of the expense table is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. Pursuant to an expense payment arrangement between Signature Broker-Dealer Services, Inc. ("Signature") and the Fund, Signature pays all of the ordinary operating expenses of the Fund, including the advisory, management, 12b-1 and administrative services fees. Pursuant to the sponsorship agreement between the Portfolio and KLD, KLD pays the ordinary operating expenses of the Portfolio, except the sponsorship fee, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into expense payment arrangements with Signature pursuant to which Signature provides these expense payment services to the Portfolio. As a result, the aggregate annual operating expenses (including amortization of organization expenses) of the Fund and the Portfolio will not exceed 0.98% of the average daily net assets of the Fund. All of the advisory, 12b-1 and management fees shown above are paid through the expense payment arrangements. During any period, the amounts paid to Signature or KLD under the expense payment arrangements may be greater or less than amounts actually paid by Signature or KLD, as the case may be, under the arrangements during that period. The expense payment arrangements terminate on December 31, 1999 unless terminated earlier by mutual agreement of the parties thereto, and thereafter, the dollar-based expenses of the Fund and the Portfolio will each be paid directly. For more information with respect to the expenses of the Fund and the Portfolio, see "Management" herein.

    The Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc. The Fund may pay fees to Service Organizations (as defined below) in amounts up to an annual rate of 0.25% of the daily net asset value of shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. See "Other Information Concerning Shares of the Fund -- Distribution Plan and Agreement" and "Service Organizations, Transfer Agent and Custodian" herein.


    THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

    The Fund's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and an investment manager and invested directly in the types of securities being held by the Portfolio. See "Other Information Concerning Shares of the Fund -- Expenses" herein for further discussion of Fund and Portfolio expenses.

                              FINANCIAL HIGHLIGHTS

    The following selected data for a share outstanding for the indicated periods have been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose reports thereon incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.



    The Fund's Annual Report includes a discussion of those factors, strategies and techniques that materially affected the Fund's performance during the fiscal year ended July 31, 1996, as well as certain related information. A copy of the Annual Report will be made available without charge upon request.

                                                                     FOR THE FISCAL YEARS ENDED JULY 31
                                                      ----------------------------------------------------------------
                                                          1996             1995             1994             1993
                                                      -------------    -------------    -------------    -------------
 Net Asset Value, beginning of period..............    $     14.85      $     12.13      $     12.00      $     11.06
                                                      -------------    -------------    -------------    -------------
 Income from investment operations:
   Net investment income...........................          0.163            0.172            0.175            0.137
   Net realized and unrealized gain (loss) on
    investments....................................          1.927            2.825            0.178            0.968
                                                      -------------    -------------    -------------    -------------
 Total from investment operations..................          2.090            2.997            0.353            1.105
                                                      -------------    -------------    -------------    -------------
 Less distributions and dividends:
   Dividends to shareholders from net investment
    income.........................................         (0.158)          (0.195)          (0.150)          (0.150)
   Distributions to shareholders from net realized
    gain...........................................         (0.082)          (0.082)          (0.073)          (0.015)
                                                      -------------    -------------    -------------    -------------
 Total distributions...............................         (0.240)          (0.277)          (0.223)          (0.165)
                                                      -------------    -------------    -------------    -------------
 Net asset value, end of period....................    $     16.70      $     14.85      $     12.13      $     12.00
                                                      -------------    -------------    -------------    -------------
                                                      -------------    -------------    -------------    -------------
 Ratios/supplemental data:
   Total return....................................          14.11%           25.10%            2.90%           10.00%
   Net assets, end of period (in 000's)............        $80,915          $54,638          $31,369          $17,229
   Ratio of expenses to average net assets.........           0.98%(a)         0.90%(b)         0.75%(b)         0.75%(b)
   Ratio of net investment income to average net
    assets.........................................           1.01%(a)         1.38%(b)         1.67%(b)         1.41%(b)

                                                                      FOR THE PERIOD
                                                                      AUGUST 10, 1990
                                                                        TO JULY 31,
                                                         1992              1991
                                                     -------------    ---------------
 Net Asset Value, beginning of period..............    $     9.95      $  10.00
                                                     -------------      -------
 Income from investment operations:
   Net investment income...........................         0.117         0.018
   Net realized and unrealized gain (loss) on
    investments....................................         1.106        (0.068)
                                                     -------------      -------
 Total from investment operations..................         1.223        (0.050)
                                                     -------------      -------
 Less distributions and dividends:
   Dividends to shareholders from net investment
    income.........................................        (0.113)       --
   Distributions to shareholders from net realized
    gain...........................................     --               --
                                                     -------------      -------
 Total distributions...............................        (0.113)       --
                                                     -------------      -------
 Net asset value, end of period....................    $    11.06       $  9.95
                                                     -------------      -------
                                                     -------------      -------
 Ratios/supplemental data:
   Total return....................................         12.30%        (0.50)%
   Net assets, end of period (in 000's)............    $    7,174        $1,740
   Ratio of expenses to average net assets.........          0.75%(b)      0.75%(c)
   Ratio of net investment income to average net
    assets.........................................          1.53%(b)      1.49%(c)


------------------------------

(a) Had the expense payment agreement and the expense offset arrangement not been in place the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the year ended July 31, 1996, would have been 1.16% and 0.92%, respectively.

(b) Reflects a voluntary waiver of fees by the Administrator and Adviser due to limitations set forth in the Expense Payment Arrangements. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994, 1993 and 1992 would have been 1.13% and 1.15%, 1.39%
    and 1.03%, 1.26% and 0.90% and 1.53% and 0.75%, respectively.

(c) Annualized.

                            PERFORMANCE INFORMATION
    Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.


    The table that follows sets forth average annual total return information for the periods indicated

                                                                               7/31/96      9/30/96
                                                                             -----------  -----------
1 Year:....................................................................       14.11        19.33
5 Years:...................................................................       12.68        14.55
Commencement of Investment in the Portfolio* to date.......................       12.25        13.63

* The Fund commenced investment in the Portfolio on June 3, 1991.


    The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    From time to time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of the Domini Social Index and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor-Registered Trademark-", "S&P-Registered Trademark-" and "Standard & Poor's 500-Registered Trademark-" are trademarks of Standard & Poor's Corporation.

    See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over the time, such quotations should not be considered as an indication or representation of the future performance of the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES


    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini 400 Social Index (sometimes referred to herein as the "Index" or the "Domini Social Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of September 30, 1996, the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index was 0.99. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Domini Social Index to the extent practicable, but this will result in brokerage expenses.

    SOCIAL CRITERIA -- The Domini Social Index was developed and is currently maintained by the Adviser. The Index is a common stock index comprised of the stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks compromising the Index are based upon market capitalization. The criteria used in developing and maintaining the Domini Social Index involve the subjective judgment of the Adviser. The Adviser, based on available data, seeks to exclude the following types of companies: firms that derive more than 2% of their gross revenues from the sale of military weapons; firms that derive any revenues from the manufacture of tobacco products or alcoholic beverages; firms that derive any revenues from gambling enterprises; and firms that have an ownership share in, or operate, nuclear power plants, or participate in businesses related to the nuclear fuel cycle. The Adviser also considers criteria such as corporate citizenship, employee relations, environmental performance, and product-related issues when evaluating stocks for inclusion in the Index. The corporate citizenship criteria include a company's record with regard to its philanthropic activities and its community relations in general. The employee relations criteria include a company's record with regard to labor matters, workplace safety, equal employment opportunity, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans. The environmental performance criteria include a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services. The product-related criteria include a company's record with regard to product safety, marketing practices, and commitment to quality.

    The Adviser intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Index.

    INDEX MANAGEMENT -- The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by the Adviser as to the merits of that specific stock as an investment. However, the Adviser believes that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

    In selecting stocks for inclusion in the Index:


        1. The Adviser evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P
    500. If a company whose stock was included in the S&P 500 met the Adviser's social criteria and met the Adviser's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of July 31, 1996, of the 500 companies whose stocks comprised the S&P 500, approximately 50% were included in the Index.


        2. The remaining stocks comprising the Domini Social Index (i.e., those which are not included in the S&P 500) were selected based upon the Adviser's evaluation of the social criteria described above, as well as upon the Adviser's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.


    The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1996 represented 76% of the aggregate market value of common stocks traded on the New York Stock Exchange.

    Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

    Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (I.E., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

    The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization, (I.E., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 1996 approximately 40% of the Domini Social Index was comprised of the 20 largest companies in that Index.


    The Adviser may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy the Adviser believes may be imminent.

    The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Manager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Index of 0.95 or better. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Manager comparing the performance of the Fund and the Portfolio with that of the Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Manager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.


    The Portfolio may invest cash reserves in short-term debt securities (I.E., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Adviser's social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.


    The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1995 and July 31, 1996 were 6% and 5%, respectively.



    The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Adviser, the Manager, the Sponsor or the Administrator or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the Statement of Additional Information.



    Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

    Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.


SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE-REGISTERED TRADEMARK- MASTER FEEDER INVESTMENT FUND STRUCTURE

    The Fund and the Portfolio are utilizing certain Hub and Spoke proprietary rights, know-how and financial services from Signature Financial Group, Inc. ("Signature Financial"). Hub and Spoke is a registered service mark of Signature Financial.

    Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at (617) 423-0800. The Hub and Spoke investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.


    The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Fund were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment adviser and investment manager, the Trustees will seek to determine the best course of action.

    For more information about the Portfolio's policies, management and expenses see "Investment Objective and Policies," "Management," and "Other Information Concerning Shares of the Fund -- Expenses." For information about the Portfolio's investment restrictions see the Statement of Additional Information.
                            ------------------------

    As a matter of fundamental policy, the Fund will invest all of its investable assets (either directly or through the Portfolio) in one or more of:
(i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the investment policies described above.

    The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the Fund and the other investors in the Portfolio or by the Fund without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.


    Expenses of the Portfolio with respect to investment advisory services, investment management services, sponsorship services and administration services are described herein under "Management -- Adviser, -- Manager, -- Sponsor and -- Administrator," respectively.


                                   MANAGEMENT

    The Boards of Trustees of the Fund and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Fund has retained the services of Signature as administrator, but has not retained the services of an investment adviser or investment manager since the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Signature as administrator, KLD as investment adviser and sponsor, and Mellon Equity as investment manager.


                                    ADVISER

    KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determining the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. For its services under the Advisory Agreement, the Adviser receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Prior to October 4, 1996, the Adviser received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.

    "DominiSM" and "Domini 400 Social IndexSM" are service marks of KLD. Pursuant to agreements with the Fund and the Portfolio, the Portfolio will be required to discontinue use of such service marks if KLD ceases to be the investment adviser of the Portfolio, and the Fund will be required to discontinue the use of such service marks if either KLD ceases to be the investment adviser of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.


                                    MANAGER
    Mellon Equity manages the Portfolio on a day-to-day basis pursuant to an Investment Management Agreement (the "Management Agreement"). Mellon Equity does not determine the composition of the Domini Social Index.


    Under the Management Agreement, the Portfolio pays Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 4, 1996, the Portfolio paid Mellon Equity an investment management fee equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.


    Mellon Equity is a Pennsylvania business trust whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987, the Manager was part of the Equity Management Group of Mellon Bank Corporation's Trust and Investment Department, which has managed pension assets since 1947. As of June 30, 1996, the Manager had approximately $9.8 billion in assets under management.


    Mellon Equity believes that performance of investment management services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Mellon Equity from continuing to perform such services for the Portfolio. If Mellon Equity were prohibited from acting as investment manager to the Portfolio, it is expected that the Trustees would recommend to shareholders approval of a new investment management agreement with another qualified investment manager selected by the Trustees, or that the Trustees would recommend other appropriate action.

                                 ADMINISTRATOR

    Pursuant to an Administrative Services Agreement, Signature provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund. Signature provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives fees computed and paid monthly from the Fund at an annual rate equal to 0.20% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Signature is a wholly-owned subsidiary of Signature Financial. Prior to October 4, 1996 Signature received fees computed daily and paid monthly from the Fund at an annual rate equal to 0.15% of the average daily net assets of the Fund for the Fund's then-current fiscal year.

    Pursuant to a Sub-Administrative Services Agreement between Signature and KLD, KLD serves as Sub-Administrator of the Fund. In such capacity, KLD performs certain administrative services requested by the Administrator, including assisting personnel of the Administrator in answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio. For these services, KLD receives from the Administrator such compensation as they may agree on from time to time.

                                    SPONSOR

    Pursuant to a Sponsorship Agreement, dated November 6, 1996, KLD pays the ordinary operating expenses of the Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provides the Portfolio with the administrative personnel and services necessary to operate the Portfolio. In addition to general administrative services, such services include answering questions from the general public and the media regarding the composition of the Domini Social Index and the securities holdings of the Portfolio. For these services and facilities, KLD receives fees computed and paid monthly from the Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Portfolio, for the Portfolio's then-current fiscal year.



    Pursuant to an Administrative Services Agreement between Signature and KLD, KLD has engaged Signature to provide certain administrative services to the Portfolio. In such capacity, Signature performs certain administrative services required by the Sponsor. For these services, since November 6, 1996, the Sponsor pays to Signature a fee computed daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio, for the Portfolio's then-current fiscal year. From October 4, 1996 to November 6, 1996, Signature received fees computed daily and paid monthly from the Portfolio at an annual rate equal to 0.025% of the average daily net assets of the Portfolio, for the Portfolio's then-current fiscal year. Prior to October 4, 1996, Signature waived its administrative services fees from the Portfolio.


                      PURCHASES AND REDEMPTIONS OF SHARES
                                   PURCHASES


         Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund provided such order is received and accepted on any day the New York Stock Exchange is open for trading (a "Fund Business Day"). The minimum initial investment in the Fund is $1,000, except that the minimum initial investment for an investor who invests through an automatic investment plan is $500 and the minimum initial investment for an IRA is $250. Except as noted below, there is no minimum on additional investments.



    The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.

    For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information Concerning Shares of the Fund -- Dividends and Capital Gains Distributions". Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained on specific written request to the Fund. No certificates are issued for fractional shares.

    Shares may be purchased directly from the Distributor or through Service Organizations (see "Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Other investors may purchase Fund shares in the manner described below.

    Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "Domini Social Equity Fund," to the Fund at the following address:

                   Domini Social Equity Fund
                   P.O. Box 117
                   New York, New York 10274-0117

    An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. For purchases by wire transfer, please call Fundamental Shareholder Services, Inc., the Fund's transfer agent (the "Transfer Agent"), at 1-800-782-4165 to obtain wire transfer instructions.


    Shares of the Fund may be purchased by exchanging securities acceptable to the Fund for shares of the Fund. The Fund will not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objectives and policies of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Manager. Securities offered in exchange for shares of the Fund will be valued in accordance with the usual valuation procedure for the Fund. See "Net Asset Value".


    Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

    For further information on how to purchase shares of the Fund, an investor should contact the Distributor (see back cover for address and phone number).

                           AUTOMATIC INVESTMENT PLAN


         The Fund offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. The minimum initial investment for an investor investing through an automatic investment plan is $500. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the public offering price per share determined on the day that both the check and bank withdrawal data are received in the form required by the Fund. Further information about the plan and form may be obtained from the Transfer Agent or the Distributor at the telephone numbers listed on the back cover of the prospectus.



                         INDIVIDUAL RETIREMENT ACCOUNTS
    Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). An Internal Revenue Service-approved IRA plan is available from the Distributor naming Investors

Bank & Trust Company as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon various factors, including the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received and accepted on a Fund Business Day prior to the time at which the net asset value of the Fund is determined. The proceeds of a redemption will be paid by the Fund in federal funds normally on the next Fund Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be paid by the Fund by check or by wire transfer if the appropriate box on the Account Application has been completed. Instructions for wire redemptions are set forth in the Account Application. If shares to be redeemed are held in certificate form, the certificates must be mailed to the Fund at the address noted below. Do not sign the certificates and, for protection, use registered mail.

    Redemptions may be made by letter to the Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered and the signatures must be guaranteed by an eligible signature guarantor. In some cases the Fund may require the furnishing of additional documents.

    Written requests should be mailed to the Fund at the following address:


                   Domini Social Equity Fund
                   P.O. Box 117
                   New York, New York 10274-0117


    For overnight deliveries, please use the following address:


                   Domini Social Equity Fund
                   c/o Fundamental Shareholder Services, Inc.
                   90 Washington Street
                   New York, New York 10006
                   (212) 635-5000



    An investor may also redeem shares by telephone by calling the Transfer Agent, at 1-800-782-4165, if the appropriate box on the Account Application has been completed. The Fund, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and
(3) the name and account number of the shareholder's designated securities dealer or bank.


    The Fund, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Fund or the Distributor. A Service Organization may request a wire redemption provided a Wire Authorization Form is on file with the Fund. The proceeds of a wire redemption will be sent to an account with a Service Organization designated on the appropriate form. The Fund reserves the right to restrict or terminate wire redemption privileges. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

    The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                           SYSTEMATIC WITHDRAWAL PLAN
    Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

                                  TAX MATTERS

         Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. After the end of each calendar year, each shareholder receives information for tax purposes on the distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which is generally treated as a reduction in basis rather than taxable income) and the amount of dividends eligible for the corporate dividends received deduction.

    Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.


    The Fund is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

    The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND
                                NET ASSET VALUE

    The Fund determines the net asset value of each of its shares on each Fund Business Day. This determination is made once during each such day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding.

    Since the Fund will invest all of its assets in the Portfolio, the value of the Fund's assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each Fund Business Day, by deducting the amount of the Portfolio's liabilities from the value of its assets. The value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. (See "Description of Shares, Voting Rights and Liabilities" below.)


    Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders semi-annually (in the months of June and December) as a dividend. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (I.E., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    The Fund also declares a long-term capital gains distribution to its shareholders on an annual basis, usually in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.


    The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% nondeductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.


    A shareholder of the Fund may elect to receive dividends and capital gains distributions in either cash or additional shares. Unless otherwise specified in writing by a shareholder, all dividends and capital gains distributions will be reinvested in additional shares.

                                    EXPENSES

    The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

    The Fund will also pay all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

    The Portfolio will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser, the management fees payable to the Manager and the sponsorship fees payable to the Sponsor.

    Pursuant to an expense payment arrangement between Signature and the Fund effective January 1, 1995, Signature has agreed to pay all of the operating expenses of the Fund. Pursuant to the Sponsorship agreement between the Portfolio and KLD, KLD pays the ordinary operating expenses of the Portfolio, except the sponsorship fee, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into an expense payment arrangement with Signature pursuant to which Signature provides this expense payment service to the Portfolio. The arrangements will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. Under the respective arrangements Signature receives expense payment fees computed and paid monthly (i) at an annual rate equal to 0.78% of the Fund's average daily net assets for its then-current fiscal year, and (ii) at an annual rate equal to 0.175% of the Portfolio's average daily net assets for its then-current fiscal year. See "Management of the Fund and the Portfolio" in the Statement of Additional Information for more information regarding expense payment arrangements.


                        DISTRIBUTION PLAN AND AGREEMENT

    The Trustees of the Fund have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Signature, as the Distributor, acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Signature, as the Distributor, acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment.

    Under the Distribution Plan, Signature may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of Signature, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. Signature will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.


              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Upon liquidation of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.

    The Fund reserves the right to create and issue any number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series). Currently, the Fund has only one series of shares, all of which are of the same class. The Fund may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Fund would either issue a new prospectus and statement of additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.

    The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

    The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (I.E., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Fund's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such Fund Business Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

              SERVICE ORGANIZATIONS, TRANSFER AGENT AND CUSTODIAN
                             SERVICE ORGANIZATIONS

    The Fund may also contract with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations (collectively, "Service Organizations") to provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship.

    Some Service Organizations may impose additional or different conditions on their clients such as requiring their clients to invest more than the minimum initial investment specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


    The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN

    The Fund has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI"), pursuant to which FSSI acts as Transfer Agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to Custodian Agreements, Investors Bank & Trust Company ("IBT") acts as the custodian of the Fund's assets (I.E., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IBT also serves as transfer agent for the Portfolio. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.

                            ------------------------

    The Fund's Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to
(i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser, investment manager, sponsor, and administrator of the Fund and the Portfolio, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio at July 31, 1996.

DOMINI SOCIAL EQUITY FUND
6 St. James Avenue
Boston, MA 02116


PORTFOLIO INVESTMENT    CUSTODIAN:
ADVISER AND SPONSOR:    Investors Bank &
Kinder, Lydenberg,      Trust Company
  Domini & Co., Inc.    89 South Street
129 Mt. Auburn Street   Boston, MA 02111
Cambridge, MA 02138
(617) 547-7479          AUDITORS:
                        KPMG Peat Marwick LLP
PORTFOLIO INVESTMENT    99 High Street
MANAGER:                Boston, MA 02110
Mellon Equity
Associates              LEGAL COUNSEL:
500 Grant Street        Bingham, Dana & Gould LLP
  Suite 3700            150 Federal Street
Pittsburgh, PA          Boston, MA 02110
15258-0001              TRANSFER AGENT:
ADMINISTRATOR AND       Fundamental Shareholder
DISTRIBUTOR:            Services, Inc.
Signature               90 Washington Street
Broker-Dealer           New York, NY 10006
  Services, Inc.        (800) 782-4165
6 St. James Avenue
Boston, MA 02116
(800) 762-6814


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                             DOMINI SOCIAL EQUITY FUND

      PROSPECTUS
      ---------------------------------------

       November 29, 1996


                             INVESTING FOR GOOD SM

M PRINTED ON RECYCLED PAPER